SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 2000


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31252-01              74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2000 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On October 25,2000 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibits 99.1.   No other  reportable  transactions  or  matters  have
occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2000 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  October 26, 2000          By:   /s/ Kimberly Costa
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 200

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2000

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       October 25, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original           Prior                                                                                   Current
              Face           Principal                                                       Realized  Deferred       Principal
Class        Value           Balance       Principal        Interest       Total              Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        48,844,000.00   39,800,850.42 1,044,304.44      248,755.32    1,293,059.76           0.00        0.00   38,756,545.98
IA2         1,000,000.00      814,856.50    21,380.40        5,092.85       26,473.25           0.00        0.00      793,476.10
IAP           721,738.00      639,789.64       514.18            0.00          514.18           0.00        0.00      639,275.46
IIA1      165,599,000.00  143,503,983.64 6,249,621.78      876,271.20    7,125,892.98           0.00        0.00  137,254,361.86
IIA2        1,000,000.00      866,575.19    37,739.49        5,291.52       43,031.01           0.00        0.00      828,835.70
IIAP       18,766,848.00   17,163,179.23   464,545.80            0.00      464,545.80           0.00        0.00   16,698,633.43
B1          8,402,000.00    8,377,986.64     4,981.62       61,261.03       66,242.65           0.00        0.00    8,373,005.02
B2          6,463,000.00    6,444,528.45     3,831.97       47,123.31       50,955.28           0.00        0.00    6,440,696.48
B3          3,101,000.00    3,092,137.20     1,838.61       22,610.15       24,448.76           0.00        0.00    3,090,298.59
B4          2,068,000.00    2,062,089.54     1,226.14       15,078.29       16,304.43           0.00        0.00    2,060,863.40
B5          1,033,000.00    1,030,047.66       612.47        7,531.86        8,144.33           0.00        0.00    1,029,435.19
B6          1,557,932.10    1,554,281.79       917.18       11,366.13       12,283.31           0.00        0.00    1,553,364.61
R                 100.00            0.00         0.00            0.00            0.00           0.00        0.00            0.00
------------------------------------------------------------------------------------------------------------------------------
TOTALS    258,556,618.10  225,350,305.90 7,831,514.08    1,300,381.66    9,131,895.74           0.00        0.00  217,518,791.82
------------------------------------------------------------------------------------------------------------------------------
IAX        49,844,000.00   40,615,706.91         0.00       13,072.98       13,072.98           0.00        0.00   39,550,022.07
IIAX1     166,599,000.00  144,370,558.82         0.00      203,218.85      203,218.85           0.00        0.00  138,083,197.55
IIAX2     166,599,000.00  144,370,558.82         0.00        2,002.38        2,002.38           0.00        0.00  138,083,197.55
------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                           Pass-through Rates
------------------------------------------------------------------------------------                ---------------------------
                        Prior                                                    Current                            Current
                       Principal                                                 Principal         Class            Pass-thru
Class      cusip        Factor     Principal        Interest         Total        Factor                             Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1    863572n41    814.85649046  21.38040373      5.09285317     26.47325690   793.47608673       IA1              7.500000%
IA2                 814.85650000  21.38040000      5.09285000     26.47325000   793.47610000       IA2              7.500000%
IAP    863572n66    886.45691373   0.71241919      0.00000000      0.71241919   885.74449454       IAP              0.000000%
IIA1   863572n74    866.57518246  37.73948985      5.29152471     43.03101456   828.83569261       IIA1             7.327500%
IIA2                866.57519000  37.73949000      5.29152000     43.03101000   828.83570000       IIA2             7.327500%
IIAP   863572p23    914.54778288  24.75353346      0.00000000     24.75353346   889.79424941       IIAP             0.000000%
B1     863572p31    997.14194716   0.59290883      7.29124375      7.88415258   996.54903832       B1               8.774571%
B2     863572p49    997.14195420   0.59290887      7.29124400      7.88415287   996.54904533       B2               8.774571%
B3     863572p56    997.14195421   0.59290874      7.29124476      7.88415350   996.54904547       B3               8.774571%
B4                  997.14194391   0.59291103      7.29124275      7.88415377   996.54903288       B4               8.774571%
B5                  997.14197483   0.59290416      7.29124879      7.88415295   996.54907067       B5               8.774571%
B6                  997.65695180   0.58871629      7.29565172      7.88436800   997.06823552       B6               8.774571%
R      863572p64      0.00000000   0.00000000      0.00000000      0.00000000     0.00000000       R                7.500000%
----------------------------------------------------------------------------------------------------------------------------------
Totals              871.57044192  30.28935843      5.02938842     35.31874685   841.28108350
----------------------------------------------------------------------------------------------------------------------------------
IAX    863572n58     814.8564905    0.0000000      0.26227791      0.26227791     793.476087      IAX               0.386244%
IIAX1  863572n82     866.5751824    0.0000000      1.21980834      1.21980834     828.835693      IIAX1             1.689144%
IIAX2  863572n90     866.5751824    0.0000000      0.01201916      0.01201916     828.835693      IIAX2             0.016644%
----------------------------------------------------------------------------------------------------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                      October 25, 2000


Sec. 4.03(i)    Unscheduled Principal Amounts                                            7,696,948.27
                Group 1 Unscheduled Principal                                            1,040,460.89
                Group 2 Unscheduled Principal                                            6,656,487.38

Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               217,518,791.82
                Group 1 Principal Balance                                               45,017,709.31
                Group 2 Principal Balance                                              172,501,082.51

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Bankruptcy Losses                                                                0.00
                Fraud Losses                                                                     0.00
                Special Hazard Losses                                                            0.00

                Bankruptcy Loss Amount                                                     257,885.00
                Fraud Loss Amount                                                        5,171,132.00
                Special Hazard Loss Amount                                               7,947,483.42

                Servicing Fees (includes Retaind Interest)                                  46,947.98
                Sub-Servicing Fees                                                           3,755.84
                Trustee Fees                                                                 1,596.23

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 month          3          1,610,235.05        3.58%
                2 Months         0                  0.00        0.00%
                3+ Months        1          1,980,376.38        4.40%
                Total            4          3,590,611.43        7.98%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month         10          2,268,338.63        1.31%
                2 Months         1            459,999.99        0.27%
                3+ Months        0                  0.00        0.00%
                Total           11          2,728,338.62        1.58%


                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         13          3,878,573.68        1.78%
                2 Months         1            459,999.99        0.21%
                3+ Months        1          1,980,376.38        0.91%
                Total           15          6,318,950.05         2.9%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       October 25, 2000


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loan
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         2.11
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                           -1.00
                   Class r shortfall                             0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls


                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         0.00
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email:karen.dobres@chase.com
                     ---------------------------------------

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